VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

Supplement dated February 1, 2010
to each of the
Summary Prospectus dated January 29, 2010
and the
Prospectus dated January 29, 2010,
each as previously supplemented on January 29, 2010

The Summary Prospectus and the Prospectus are hereby supplemented as follows:

The paragraph in the section entitled “Summary — Tax Information” is hereby deleted in its entirety and replaced with the following:

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. The Fund intends to pay exempt-interest dividends, which are excludable from gross income for federal income tax purposes. See “Federal Income Taxation” in the Fund’s prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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